Investment Strategy - Riverbridge Growth Fund	Nov. 30, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]

Under normal circumstances, the Fund invests in equity securities of companies of any size, including small- and mid-capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. While the Fund invests primarily in equity securities of U.S. issuers, it may invest in securities of non-U.S. issuers. The Fund’s investments in foreign securities are primarily comprised of U.S. dollar-denominated securities of foreign issuers traded in the United States and American Depositary Receipts (“ADRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. The Fund will invest in a portfolio of securities typically spread across many economic sectors, although from time to time, the Fund may have a significant portion of its assets in one or more market sectors such as the information technology sector. The Fund’s advisor seeks to diversify the Fund’s exposure to earnings catalysts (e.g. consumer spending, U.S. healthcare reimbursement and energy pricing) rather than limit the Fund’s exposure to individual market sectors.

The Fund’s advisor believes that earnings power determines the value of a franchise. The Fund’s advisor focuses on companies that it views as building their earnings power and building their intrinsic, or actual, values over long periods of time. The Fund’s advisor uses a bottom-up approach that seeks to identify high quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.